First Horizon National Corporation Fourth Quarter 2017 Earnings January 19, 2018

2  Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation.  This presentation contains forward-looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “believe”,“expect”,“anticipate”,“intend”,“estimate”, “should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward-looking statements. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10-Q and 10-K. FHN disclaims any obligation to update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements to reflect future events or developments.

2017 Highlights

Strong Fundamentals, Merger Closed and Well Positioned for 2018

- **Solid performance driven by strong fundamentals**
- **Healthy balance sheet growth**
- **Stable credit quality**
- **Capital Bank (CBF) integration on track, with enhanced merger economics**
- **Positioned well to deliver on strategic priorities and create long-term value**

	EPS		ROTCE[1]		ROA	
Reported	**$0.65**	-31%	**7.2%**	-336bps	**0.59%**	-28bps
Adjusted[1]	**$1.11**	+18%	**12.6%**	+200bps	**0.96%**	+9bps

FIRST HORIZON NATIONAL CORPORATION

All comparisons are FY 2016 Reported vs FY 2017 Adjusted. Comparisons to FY 2016 adjusted are not meaningful.
[1] Adjusted EPS, Adjusted ROA, ROTCE and Adjusted ROTCE are Non-GAAP numbers and are reconciled in the appendix.
Adjusted numbers exclude notable items as outlined on slide 14.

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 Effective tax rate for 2018 estimated at 23%  Down 900bps from 3Q17 32% normalized rate  Reinvestment action options  Special bonuses for 70%+ of employees  Charitable contribution to Foundation  Others under review  Increased capital return opportunities Tax Cuts and Jobs Act Impact Lower Effective Tax Rate Affords Reinvestment and Deployment Opportunities 13Q17 Normalized Effective Tax Rate includes adjustments associated with the reversal of a capital loss deferred tax valuation allowance and certain discrete items. 2Other includes tax rates effects of FDIC Premium, Executive Compensation, State Taxes and Other Permanent Differences. 4  CBF-related net DTA impairment of $48mm  Legacy FHN net tax reform impact of $34mm 2017 Estimated Tax Reform Impacts 4Q17 Estimated Tax Reform Impacts: $82mm Earnings Tailwind and Reinvestment Action Effective Tax Rate Change: 2017 to 2018F 32% CBF Impact 2% 34% Federal Rate Reduction 14% Disallowances 3% 23% 3Q17 Normalized Effective Tax Rate1 Normalized Effective Tax Rate (Before Legislation) 2018 Effective Tax Rate (Estimate) 2

FINANCIAL RESULTS 5

Financial Results

- Strong results reflect:
  - Balance sheet strength
  - Positive NII trends
  - Good expense discipline
  - Stable credit trends
  - Addition of CBF

$ in millions except per share data Financial Results	4Q17 Actuals	4Q17 Adjusted[1]	4Q17 Adj.[1] vs 3Q17 Adj.[1]	FY17 Actuals	FY17 Adjusted[1]	Adjusted[1] vs 2016
Net Interest Income	$242	$242	+15%	$842	$842	+16%
Fee Income	$133	$133	+5%	$490	$505	-9%
Total Revenue	$375	$375	+12%	$1,333	$1,347	+5%
Expense	$347	$258	+17%	$1,024	$932	+1%
Loan Loss Provision	$3	$3	NM	$0	$0	NM
Pre-Tax Income	$26	$114	-1%	$309	$415	+20%
NIAC	($53)	$80	+7%	$159	$271	+23%
EPS	($0.20)	$0.30	-6%	$0.65	$1.11	+18%
Avg Loans ($B)	$22.5	$22.5	+13%	$20.1	$20.1	+10%
Avg Deposits ($B)	$24.9	$24.9	+13%	$23.1	$23.1	+10%

$ in millions except per share data	4Q17 Amount		EPS
Reported Net Income Available to Common (NIAC) & EPS	**($53)**		**($0.20)**
Notable Items & Total EPS Impact:	*Pre-tax*	*NIAC[2]*	
Tax Reform-Related Adjustments	NM	($82)	
Other Tax Adjustments	NM	$11	
Acquisition Expense	($47)	($29)	**+$0.50**
Legal Matters	($32)	($24)	
Special Employee Bonuses	($10)	($8)	
Adjusted[1] NIAC & EPS	**$80**		**$0.30**

FIRST HORIZON NATIONAL CORPORATION

NM - Not Meaningful. Numbers may not add to total due to rounding. [1]Adjusted Fee Income, Total Revenue, Expense, Pre-Tax Income, NIAC, and EPS are Non-GAAP numbers and are reconciled in the appendix. Comparisons to FY 2016 adjusted are not meaningful. Adjusted numbers exclude notable items as outlined on slide 14. EPS calculated using 265.2mm shares; Adjusted EPS calculated using 268.4mm shares. Because FHN recognized a net loss available to common shareholders in 4Q17, potentially issuable shares are excluded from diluted shares because they are antidilutive. Excluding notable items, FHN would have recognized net income available to common shareholders. [2]Includes $3mm of noncontrolling interest and $1.6mm of preferred stock dividends.

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Capital Bank Merger Closed on November 30, 2017 Increased Confidence in Merger Success 1 NII includes ~$5mm of scheduled and prepayment accretion. 7 Accelerated Bonefish Target Achievement Higher Cost Savings ($85mm vs $65mm) Revenue Synergies Being Executed Higher Interest Rates Lower Taxes Deal Economics More Favorable  Half of $85mm cost savings expected in 2018  Systems conversion in mid-2018  Expected total merger-related costs of ~$115mm  $57mm in 2017 2018 Focus: Integration and Improved Accretion CBF-Related Pre-Tax Income - Dec 20171 Net Interest Income ($mm) $29 Fee Income $6 Total Revenue $35 Total Expense ($20) CBF-Related Pre-Tax Income $15

$196 $190 $201 $210 $242 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% $140 $160 $180 $200 $220 $240 $260 4Q16 1Q17 2Q17 3Q17 4Q17 NII (left axis) NIM (right axis) 8 Net Interest Income Sensitivity Impact1 Net Interest Income and Net Interest Margin Strong NII Growth and Margin Expansion  NII and NIM increases driven by:  Accretion from CBF loans  Increase in short term rates  Total deposits rate paid at 39bps vs 36bps LQ  Total consumer deposits rate paid declined 3bps LQ  Net interest spread up 9bps LQ, reflecting higher loan yields and steady deposit costs  Estimated accretion of ~$30mm in 2018 NIM Expansion and Loan Growth Drive NII Increase NII and NIM Linked-Quarter Change Drivers LQ – 4Q17 vs 3Q17. Numbers may not add to total due to rounding. 1NII sensitivity analysis uses FHN’s balance sheet as of 4Q17. Bps impact assumes increase in Fed Funds rate. 2Core refers to before accretion. NII up 24% +0.9% +1.8% +3.3% $11mm $21mm $39mm 0% 1% 2% 3% 4% +25bps +50bps +100bps NII NIM 3Q17 209.8 3.19% +$24.2 +2bps +$3.0 +4bps +$1.7 +2bps +$2.2 +3bps +$1.2 -3bps 4Q17 $242.1 3.27% ($ in millions) CBF Core² CBF Scheduled Accretion CBF Prep yment Accretion Other Higher Rates

Loan Growth Diversified Across Multiple Businesses

CBF Merger Enhances Regional Banking Loan Portfolio

- Loan portfolio diversified by various lending areas and geographic markets
- Economic profit and RAROC focus drives loan mix shift to higher return specialty areas
- Continued strong loan growth in expansion markets and higher-return specialty lending areas
- Average commercial loans up 19% YOY and 13% LQ
- Regional Banking period-end loans at $26B

4Q17 Average Regional Bank Commercial Loans



Energy 1%
Correspondent 3%
Healthcare 4%
Franchise Finance 4%
Corporate 6%
Asset Based Lending 12%
Loans to Mortgage Companies 12%
Commercial Real Estate 15%
Business Banking 6%
Commercial 38%
Specialty Areas

Regional Banking 4Q17 Average Loan Growth by Lending Area



$18.4B
+$2mm
+$86mm
+$8mm
+$81mm
+$9mm
+$92mm
+$39mm
+$73mm
+$870mm
-$35mm
+$1,526mm
-$6mm
$21.1B
3Q17
Asset-Based Lending
Private Client/ Wealth Mgmt
Healthcare
Commercial Real Estate
Consumer
Commercial & Other²
4Q17
Avg. Loan Growth (ex-CBF)
Avg. Loan Growth Attributable to CBF¹

FIRST HORIZON NATIONAL CORPORATION

LQ – Linked Quarter. YOY - Year over Year. Numbers may not add to total due to rounding.
[1]Period-end loan growth attributable to CBF is reduced by approximately two-thirds in the averaging process because CBF merger closed on November 30.
[2]Other includes Business Banking, Correspondent, Loans to Mortgage Companies, Energy, and Franchise Finance.

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-0.20% 0.00% 0.20% 0.40% 0.60% -$5 $0 $5 $10 $15 4Q16 1Q17 2Q17 3Q17 4Q17 NCOs $ Provision $ NCO %¹ (Right Axis) 10 Allowance for Loan Losses Net Charge-Offs (NCOs) Asset Quality Stable Credit Trends Reflect Strong Underwriting Discipline  Credit quality environment remains stable  Allowance to loans ratio at 69bps  $7B of marked CBF loans not reflected in allowance  Net charge-offs increased $6mm in 4Q17, primarily driven by a single large credit Numbers may not add to total due to rounding. 1 Net charge-off % is annualized and as % of average loans. Asset Quality Highlights ($ in B) ($ in millions) $20 $19 $20 $20 $28 103bps 106bps 99bps 97bps 69bps 50bps 100bps 150bps 200bps $10 $15 $20 $25 $30 4Q16 1Q17 2Q17 3Q17 4Q17 Total Period-end Loans ALLL to Loans Ratio (Right Axis) $7B in marked CBF loans ($ in millions) 4Q16 1Q17 2Q17 3Q17 4Q17 Charge-offs ($11) ($8) ($10) ($11) ($17) Recoveries $12 $9 $7 $8 $9 Net Charge-offs/ (Recoveries) ($1) ($1) $3 $2 $8 Provision/(Credit) $0 ($1) ($2) $0 $3

11 1 ROTCE, ROA, NIM, and NCO / Average Loans are annualized. ROTCE is a Non-GAAP number and reconciled in the appendix. 2 Current period is an estimate; estimate does not include the favorable impact of reclassification from AOCI to retained earnings of ~$58mm in connection with tax law change per bank regulatory guidance issued on January 18, 2018. 3 Adjusted ROTCE, ROA and Efficiency Ratio are Non-GAAP and are reconciled to the comparative GAAP numbers ROE, ROA and Efficiency Ratio in the appendix Targeting Bonefish Levels by 2019 Focused on Improving Profitability and Efficiency to Drive Sustainable Earnings Power FY 2017 Reported (GAAP) FY 2017 Adjusted3 Bonefish Targets Expect to Achieve in 2019 ROTCE1 7.2% 12.6% 15.0%+  ROA 0.59% 0.96% 1.10 – 1.30%  CET12 8.7% 8.7% 8.0 – 9.0%  NIM 3.12% 3.12% 3.25 – 3.50%  NCO / Average Loans 0.06% 0.06% 0.20 - 0.60%  Fee Income / Revenue 37% 37% 30 - 40%  Efficiency Ratio 77% 69% 60 - 65%  Risk Adjusted Margin Total Assets Earning Assets Pre-tax Income Tax Rate Annualized Net Charge-Offs 0.20% - 0.60% % Fee Income 30% - 40% Efficiency Ratio 60% - 65% Return on Tangible Common Equity 15%+ Equity / Assets Common Equity Tier 1 8% - 9% Return on Assets 1.10% - 1.30% Net Interest Margin 3.25% - 3.50%

12 Building the Foundation for Attractive Long-Term Earnings Power  Continue strong business momentum  Grow balance sheet profitably and prudently  Expand banking relationships with emphasis on economic profit  Deliver successfully on merger integration activities  Strive for achievement of Bonefish targets Successfully Executing on Key Priorities FHN Is Well Positioned For Attractive Long-Term Earnings Power

APPENDIX 13

2016 Pre-Tax Amount 2017 Pre/After Tax Amount1 1Q Branch Impairment ($3.7mm) None Mortgage Repurchase Reserve Release $31.4mm Mortgage Repurchase Reserve Release $20.0mm Valuation Adjustment for Derivatives Related to Prior Sales of Visa Class B Shares ($2.5mm) Acquisition Expense ($6.4mm) Litigation Accrual ($26.0mm) Effective tax rate adjustment associated with reversal of a capital loss deferred tax valuation allowance1 $19.5mm Tax Reform-Related Adjustments1 ($82.0mm) Other Tax Adjustments1 $10.7mm Acquisition Expense ($46.7mm) Legal Matters ($32.1mm) Special Employee Bonuses ($9.9mm) ($14.3mm) Acquisition Expense ($8.2mm) Litigation Accrual ($4.5mm) 2Q 3Q Gain Primarily Related to Recoveries Associated with Prior Mortgage Servicing Sales $4.4mm Loss on equity securities repurchase 4Q Litigation Accrual ($4.7mm) Legal Matters ($8.2mm) Litigation Accrual Reversal $4.3mm Tax rate adjustments primarily associated with the reversal of a capital loss deferred tax valuation allowance and certain discrete period items1 $13.7mm 14 NOTABLE ITEMS 1 All notable item amounts are calculated on a pre-tax basis with the exception of the tax adjustments in 2Q17, 3Q17, and 4Q17.

4Q17 Credit Quality Summary by Portfolio

	Regional Banking					Corporate[5]	Non-Strategic				FHNC
($ in millions)	Commercial (C&I & Other)	CRE	HE & HELOC	Other[1]	Subtotal	Permanent Mortgage	Commercial (C&I & Other)	HE & HELOC	Permanent Mortgage	Other[2]	Total
Period End Loans	$15,639	$4,215	$5,774	$731	$26,359	$53	$418	$594	$229	$6	$27,659
30+ Delinquency %	0.20%	0.11%	0.40%	1.10%	0.26%	3.98%	0.00%	3.06%	2.12%	0.95%	0.33%
Dollars	$31	$5	$23	$8	$67	$2	$0	$18	$5	$0	$92
NPL[3] %	0.18%	0.03%	0.39%	0.07%	0.20%	4.03%	0.73%	8.23%	10.40%	1.89%	0.47%
Dollars	$28	$1	$23	$1	$53	$2	$3	$49	$24	$0	$131
Net Charge-offs[4] %	0.29%	NM	NM	1.83%	0.22%	NM	NM	NM	0.18%	1.90%	0.15%
Dollars	$10	$0	-$1	$3	$12	NM	$0	-$3	$0	$0	$8
Allowance	$97	$28	$16	$12	$154	NM	$1	$21	$13	$0	$190
Allowance / Loans %	0.62%	0.67%	0.28%	1.70%	0.58%	NM	0.33%	3.53%	5.70%	1.36%	0.69%
Allowance / Net Charge-offs	2.49x	NM	NM	1.25x	3.34x	NM	NM	NM	31.54x	0.71x	5.75x

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding. Data as of 4Q17. NM - Not meaningful.
[1]Credit card, Permanent Mortgage, and Other. [2]Credit card, OTC, and Other Consumer.
[3]Non-performing loan % excludes held-for-sale loans. [4]Net charge-offs are annualized.
[5]Exercised clean-up calls on jumbo securitizations in 1Q13, 3Q12, 2Q11, and 4Q10, which are now on balance sheet in the Corporate segment.

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16 LQ – Linked Quarter. YOY - Year over Year. Numbers/Percentages may not add to total due to rounding 1 Deposit beta equals change in average interest rate paid divided by change in average Fed funds rate. Solid Core Deposit Base Provides Funding Advantage Asset Sensitivity Remains Intact  Total average deposits up 12% YOY, up 13% LQ, represent 84% of total funding  Regional Banking average deposits up 18% YOY, 12% LQ  Overall deposit beta1 since 3Q15 is 25%, 11% excluding market-indexed deposits Total Average Deposit Rate Overview Average Deposit Composition ($ in billions) 3Q17 4Q17 Consumer Interest 0.22% 0.19% Commercial Interest 0.69% 0.78% Market-Indexed 1.16% 1.23% Non-Interest - - Total Deposits 0.36% 0.39% Rate Paid 39% 39% 41% 42% 41 27% 27% 28% 29% 28 21% 20% 17% 16% 16% 13% 14% 14% 13% 15% $0 $5 $10 $15 $20 $25 $30 4Q16 1Q17 2Q17 3Q17 4Q17 Consumer Interest Non-Interest Market-Indexed Commercial Interest

17 Select C&I and CRE Portfolio Metrics Data as of 4Q17. Numbers may not add to total due to rounding. C&I: Loans to Mortgage Companies CRE: Collateral Type CRE: Geographic Distribution Office 15% Other 20% ($ in billions) Industrial 11% Retail 20% Hospitality 10% Land 1% Multi-Family 24% NC 31% TN 20% FL 13% Other 15% SC 9% GA 7% 4Q17 Average Regional Bank Commercial Loans Healthcare 4% Correspondent 3% Energy 1% Specialty Areas Commercial Real Estate 15% Loans to Mortgage Companies 12% Franchise Finance 4% Commercial 38% Asset Based Lending 12% Corporate 6% $2.0 $1.5 $2.1 $2.0 $2.1$2.2 $1.3 $1.6 $1.9 $1.9 4Q16 1Q17 2Q17 3Q17 4Q17 Period-end Balance Avg. BalanceBusiness Banking 6% Other 12% Office 21%

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of adjusted fee income, adjusted revenue, adjusted noninterest expense, adjusted pre-tax income, adjusted net income available to common, adjusted earnings per share, adjusted fee ratio, and adjusted efficiency ratio. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($ in millions)			Quarter		Reported	Annual
Adjusted Fee Income, Revenue, & Fee Ratio	**4Q17**	**3Q17**	**% Change**	**2017**	**2016**	**% Change[1]**
Fee Income (GAAP)	$133	$112		$490	$552	
Less: Notable Items (GAAP)	$0	($14)		($14)	NA	
Adjusted Fee Income (Non-GAAP) *(a)*	$133	$127	5%	$505	$552	-9%
Plus: Net Interest Income (GAAP)	$242	$210		$842	$729	
Adjusted Revenue (Non-GAAP) *(b)*	$375	$337	12%	$1,347	$1,282	5%
Adjusted Fee Ratio (Non-GAAP) *(a/b)*	35%	38%		37%	NA	
Adjusted Noninterest Expense						
Noninterest Expense (GAAP)	$347	$237		$1,024	$925	
Less: Notable Items (GAAP)	$89	$16		$91	NA	
Adjusted Noninterest Expense (Non-GAAP) *(c)*	$258	$221	17%	$932	$925	1%
Adjusted Pre-Tax Income						
Pre-Tax Income (GAAP)	$26	$85		$309	$345	
Plus: Notable Items (GAAP)	$89	$31		$106	NA	
Adjusted Pre-Tax Income (Non-GAAP)	$114	$116	-1%	$415	$345	20%
Adjusted Net Income						
Net Income (GAAP)	($48)	$72		$177	$239	
Plus: Tax-Affected Notable Items (GAAP)[2]	$133	$7		$112	NA	
Adjusted Net Income (Non-GAAP) *(d)*	$84	$79		$289	$239	
Adjusted Net Income Available to Common / Earnings Per Share						
Net Income Available to Common (GAAP)	($53)	$67		$159	$221	
Plus: Tax-Affected Notable Items (GAAP)[2]	$133	$7		$112	NA	
Adjusted Net Income Available to Common (Non-GAAP) *(e)*	$80	$74	7%	$271	$221	23%
Average Common Diluted Shares (GAAP)	265	236		244	235	
Adjusted Average Common Diluted Shares (Non-GAAP)[3] *(f)*	268	236		244	NA	
Adjusted Earnings Per Share (Non-GAAP) *(e/f)*	$0.30	$0.32	-6%	$1.11	$0.94	18%
Adjusted Efficiency Ratio						
Adjusted Noninterest Expense (Non-GAAP) (c)	$258	$221		$932	NA	
Divided: Adjusted Revenue Excluding Securities Gains (Non-GAAP)	$375	$337		$1,346	NA	
Adjusted Efficiency Ratio (Non-GAAP)	69%	66%		69%	NA	

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding. NA – not applicable.
[1]Comparisons to 2016 Adjusted are not meaningful. [2]Tax-affected notable items assume an effective tax rate of ~39% in 4Q17, ~32% in 3Q17, ~39% in 2Q17. [3]Because FHN recognized a net loss available to common shareholders in 4Q17, potentially issuable shares are excluded from diluted shares because they are antidilutive. Excluding notable items, FHN would have recognized net income available to common shareholders. As a result, adjusted shares are presented in order to include the dilutive impact of potentially issuable shares.

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Reconciliation to GAAP Financials 19 Slides in this presentation use non-GAAP information of return on tangible common equity, adjusted return on tangible common equity, and adjusted return on average assets. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. Numbers may not add to total due to rounding. 1 Comparisons to 2016 Adjusted are not meaningful. 2Includes the average annual after-tax impact of $(27.9mm) of notable items recognized in 2Q17 and $7.1mm of notable items recognized in 3Q17. ($ in millions) Reported Annual Return on Tangible Common Equity (ROTCE) 2017 2016 Change1 Average Total Equity (GAAP) $2,970 $2,691 Less: Average Noncontrolling Interest (GAAP) $295 $295 Less: Preferred Stock (GAAP) $96 $96 Average Common Equity (GAAP) (g) $2,579 $2,300 Less: Average Intangible Assets (GAAP) $376 $215 Average Tangible Common Equity (Non-GAAP) (h) $2,203 $2,086 Net Income Available to Common (GAAP) (i) $159 $221 Return on Average Common Equity (ROE) (GAAP) (i/g) 6.2% 9.6% Return on Average Tangible Common Equity (ROTCE) (Non-GAAP) (i/h) 7.2% 10.6% (336bps) Adjusted Return on Tangible Common Equity (ROTCE) Average Tangible Common Equity (Non-GAAP) (h) $2,203 $2,086 Less: Equity impact for notable items2 $49 NA Adjusted Average Tangible Common Equity (Non-GAAP) (j) $2,154 $2,086 Adjusted Net Income Available to Common (Non-GAAP) (e) $271 $221 Adjusted Return on Average Tangible Common Equity (ROTCE) (Non-GAAP) (e/j) 12.6% 10.6% 200bps jus ed Return on Average Assets (ROA) Adjusted Net Income (Non-GAAP) (d) $289 $239 Divided: Average Total Assets (GAAP) $29,925 $27,427 Adjusted Return on Average Assets (Non-GAAP) 0.96% 0.87% 9bps